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                                                                  Exhibit 10.3

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT ("COMMON STOCK") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAW. THESE WARRANTS AND THE COMMON STOCK ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE WARRANTS OR COMMON STOCK MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) DURING THE RESTRICTED PERIOD, AND THEREAFTER ONLY IF THESE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES OR TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION REQUIREMENTS OF THOSE LAWS.


WARRANT CERTIFICATE                   _________ COMMON STOCK PURCHASE WARRANTS

                             USA TECHNOLOGIES, INC.

                         COMMON STOCK PURCHASE WARRANTS

                  (These Warrants will be void if not exercised
                    by the Termination Date specified below.)

                  1. Warrants.  Subject to the terms and conditions hereof, this
certifies that                         with an address of                      ,

is the owner of _________ Common Stock Purchase Warrants (the "Warrants") of USA Technologies, Inc., a Pennsylvania corporation (the "Company"). Each Warrant entitles the holder hereof to purchase from the Company at any time prior to 6:00 p.m., Philadelphia, Pennsylvania time on June 22, 2002 (the "Termination Date"), one fully paid and non-assessable share of the Company's Common Stock, without par value (the "Common Stock"), subject to adjustment as provided in
Section 7 hereof.

                  2. Exercise Price. The Warrants shall be exercised by delivery to the Company (prior to the Termination Date) of the exercise price for each share of Common Stock being purchased hereunder (the "Exercise Price"), this Certificate, the written certification or written opinion described in paragraph 3.a., and the completed Election To Purchase Form which is attached hereto. The Exercise Price shall be U.S. $.20 per share of Common Stock. The Exercise Price shall be subject to adjustment as provided in Section 7 hereof. The Exercise Price is payable either in cash or by certified check or bank draft payable to the order of the Company.

                  3. Exercise.

                           a. Prior to exercising a Warrant, the holder of this
Warrant Certificate is required to give a written certification that such holder is not a U.S. Person (as that term is defined in Rule 902(o) of Regulation S)and the Warrant is not being exercised on behalf of a U.S. Person, or a written


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written opinion of counsel, in form and substance satisfactory to the
Company, to the effect that the Warrant and the Common Stock delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder.

                           b. Upon the surrender of this Certificate, provision
of the written certification or written opinion described in paragraph 3.a., and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of this Warrant and in such name or names as the registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of any Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock on and as of the date of the delivery to the Company of this Certificate and payment of the Exercise Price as aforesaid. If, however, at the date of surrender of this Certificate, provision of the written certification or written opinion described in paragraph 3.a., and payment of such Exercise Price, the transfer books for the Common Stock purchasable upon the exercise of any Warrant shall be closed, the certificates for the Common Stock in respect to which any such Warrant are then exercised shall be issued and the owner of such Common Stock shall become a record owner of such Common Stock on and as of the next date on which such books shall be opened, and until such date the Company shall be under no duty to deliver any certificate for such Common Stock.

                           c. The holder acknowledges that the Company will
implement procedures to ensure that the Warrant may not be exercised within the United States and that the Common Stock delivered upon exercise thereof may not be delivered within the United States, other than in connection with Offshore Transactions as defined in Regulation S, unless registered under the Act or an exemption from such registration is available.

                           d. It is the intent of Holder that upon the exercise
of this Warrant, the issuance of the Shares would be pursuant to Regulation S. If on the date of exercise the issuance of the Shares by the Company to the holder would have qualified under Regulation S as in effect on the date hereof but does not qualify on such exercise date because of an amendment to Regulation S promulgated after the date hereof, the Company shall use its best efforts to register the Shares under the Act for resale by the holder. Such registration shall be at the cost and expense of the Company. Except as specifically described in this paragraph, the Company shall have no obligations whatsoever to register the Shares under the Act.

                  4. Partial Exercise. The rights of purchase represented by the Warrants shall be exercisable, at the election of the registered holder hereof, either as an entirety, or from time to time for any part of the Common Stock specified herein and, in the event that the Warrants are exercised with respect to less than all of the Common Stock specified herein at any time prior to the Termination Date, a new Certificate will be issued to such registered holder for the remaining number of Warrants not so exercised.

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                  5. Termination Date.  All of the Warrants must be exercised in accordance with the terms hereof prior to the Termination Date. At and after the Termination Date any and all unexercised rights hereunder shall become null and void and all such unexercised Warrants shall without any action on behalf of the Company become null and void.

                  6. Lost, Mutilated Certificate. In case this Common Stock Purchase Warrant Certificate shall become mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the Certificate lost, stolen, or destroyed, a new Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such certificate and indemnity, if requested, also satisfactory to the Company.

                  7. Adjustments. Subject and pursuant to the provisions of this
Section 7, the Exercise Price and number of shares of Common Stock subject to the Warrants shall be subject to adjustment from time to time only as set forth hereinafter:

                           a. In case the Company shall declare a Common Stock
dividend on the Common Stock, then the Exercise Price shall be proportionately decreased as of the close of business on the date of record of said Common Stock dividend in proportion to such increase of outstanding shares of Common Stock.

                           b. If the Company shall at any time subdivide its
outstanding Common Stock by recapitalization, reclassification or split-up thereof, the Exercise Price immediately prior to such subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification, or combination thereof, the Exercise Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Exercise Price shall become effective at the close of business on the record date for such subdivision or combination. The Exercise Price shall be proportionately increased or decreased, as the case may be, in proportion to such increase or decrease, as the case may be, of outstanding shares of Common Stock.

                           c. Upon any adjustment of the Exercise Price as
hereinabove provided, the number of shares of Common Stock issuable upon exercise of the Warrants remaining unexercised immediately prior to any such adjustment, shall be changed to the number of shares determined by dividing (i) the appropriate Exercise Price payable for the purchase of all shares of Common Stock issuable upon exercise of all of the Warrants remaining unexercised immediately prior to such adjustment by (ii) the Exercise Price per share of Common Stock in effect immediately after such adjustment. Pursuant to this formula, the total sum payable to the Company upon the exercise of the Warrants remaining unexercised immediately prior to such adjustment shall remain constant.

                           d. (i) If any capital reorganization or
reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, person, or entity, or the sale of all or substantially all of its assets to another corporation, person, or entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash, property, or assets with respect to or in

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exchange for Common Stock, and provided no election is made by the Company pursuant to subsection (ii) hereof, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, person, or entity, as the case may be, shall agree that the registered holder of the Warrants shall have the right thereafter and until the Termination Date to exercise such Warrants for the kind and amount of stock, securities, cash, property, or assets receivable upon such reorganization, reclassification, consolidation, merger, or sale by a holder of the number of shares of Common Stock for the purchase of which such Warrants might have been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to such subsequent adjustments which shall be equivalent or nearly equivalent as may be practicable to the adjustments provided for in this Section 7.

                              (ii) Notwithstanding subsection (i) hereof and in
lieu thereof, if the Bid Price (as defined below) of the Common Stock is at least $.50 for at least 30-days prior to the date of such written notice, the Company may elect by at least 45 days prior written notice to the registered holder hereof, to require such registered holder to exercise all of the Warrants remaining unexercised prior to any such reorganization, reclassification, consolidation, merger or sale. If the holder of this Warrant Certificate shall not exercise all or any part of the Warrants remaining unexercised prior to such event, such unexercised Warrants shall automatically become null and void upon the occurrence of any such event, and of no further force and effect. The Common Stock issued pursuant to any such exercise shall be deemed to be issued and outstanding immediately prior to any such event, and shall be entitled to be treated as any other issued and outstanding share of Common Stock in connection with such event. If an election is not made by the Company pursuant to this subsection (ii) in connection with any such event, then the provisions of subsection (i) hereof shall apply to such event.

                           e. Whenever the Exercise Price and number of shares
of Common Stock subject to this Warrant Certificate is adjusted as herein provided, the Company shall promptly mail to the registered holder of this Warrant Certificate a statement signed by an officer of the Company setting forth the adjusted Exercise Price and the number of shares of Common Stock subject to this Warrant Certificate, determined as so provided.

                           f. This form of Certificate need not be changed
because of any adjustment which is required pursuant to this Section 7. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Certificate that the Company may deem appropriate and that does not affect the substance hereof; and any Certificate thereafter issued, whether in exchange or substitution for this Certificate or otherwise, may be in the form as so changed.

                  8. Reservation.

                           A. There has been reserved, and the Company shall at
all times keep reserved out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the Warrants. The Company agrees that all shares of Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the Certificates for such Common Stock, validly issued and outstanding, fully paid and non-assessable.

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                           B. Notwithstanding the Subsection A or C, if there
shall at the time of any exercise of this Warrant not be sufficient authorized shares of Common Stock to provide for such exercise of this Warrant, the Company shall upon receipt of appropriate instructions from the holder of this Warrant issue to the holder of this Warrant that number of shares of Common Stock as determined by the following formula:

Number of Shares Issuable = Bid Price - $.20 x 1,000,000/Bid Price

For purposes of the above formula, the "Bid Price" shall mean the average closing bid price for the Common Stock on the market as reported by the OTC Bulletin Board (or other trading market, if applicable) for the five trading days immediately prior to the date of exercise of this Warrant.

                  In connection with such issuance by the Company, no exercise price shall be payable by the holder of this Warrant and notwithstanding anything else contained herein, this Warrant shall be deemed to have been exercised in full and shall be null and void upon issuance of such shares of Common Stock.

                  Therefore, by way of example, if the holder exercises the Warrant and if the Company does not then have sufficient authorized shares of Common Stock available, and if the Bid Price is $.50, the Company would issue 600,000 shares of Common Stock to the holder of the Warrant in full satisfaction of the Warrant at no cost to the holder.

                           C. Notwithstanding subsection A or B, if there shall
at the time of any exercise of this Warrant not be sufficient authorized shares of Common Stock to provide for such exercise of this Warrant, the Company shall upon receipt of appropriate instructions from the holder of this Warrant, immediately take such corporate action as may be necessary to increase its authorized but unissued Shares to such number of shares as shall be sufficient for such exercise.

                  9. Fractional Shares. The Company shall not issue any fractional shares of Common Stock pursuant to any exercise of any Warrant and shall pay cash to the holder of any Warrant in lieu of any such fractional shares.

                  10. No Right. The holder of any Warrants shall not be entitled to any of the rights of a shareholder of the Company prior to the date of issuance of the Common Stock by the Company pursuant to an exercise of any Warrant.

                  11. Securities Laws. As a condition to the issuance of any Common Stock pursuant to the Warrants, the holder of such Common Stock shall execute and deliver such representations, warranties, and covenants, that may be required by applicable federal and state securities law, or that the Company determines is reasonably necessary in connection with the issuance of such Common Stock. In addition, the certificates representing the Common Stock shall

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contain such legends, or restrictive legends, or shall be subject to such stop transfer instructions, as shall be required by applicable Federal or state securities laws including Regulation S, or as shall be reasonably required by the Company or its transfer agent.

                  12. Applicable Law. The Warrants and this Certificate shall be deemed to be a contract made under the laws of the United States and the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws thereof regardless of its choice of law rules.

                  IN WITNESS WHEREOF, USA TECHNOLOGIES, INC., has executed and delivered this Warrant Certificate as of the date written below.

                                                USA TECHNOLOGIES, INC.



                                            By:
                                                ------------------------------
                                                George R. Jensen, Jr.,
                                                Chief Executive Officer
Dated: June 23, 1997

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USA TECHNOLOGIES, INC.
200 Plant Avenue
Wayne, Pennsylvania  19087
Attn:  George R. Jensen, Jr.,
       Chief Executive Officer



                              ELECTION TO PURCHASE

                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant Certificate of the
Company. The undersigned desires to purchase        shares of Common Stock
provided for therein and tenders herewith full payment of the Exercise Price for the shares of Common Stock being purchased, all in accordance with the Certificate. The undersigned requests that a Certificate representing such shares of Common Stock shall be issued to and registered in the name of, and delivered to, the undersigned at the following address:
                                                 .  If said number of shares of
Common Stock shall not be all the shares purchasable under the Certificate, then a new Common Stock Purchase Warrant Certificate for the balance remaining of the shares of Common Stock purchasable shall be issued to and registered in the name of, and delivered to, the undersigned at the address set forth above.





Dated:                   , 19___   Signature:
      -------------------                    --------------------------------

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